UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2025 (July 1, 2025)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K/A amends the Form 8-K filed by Auburn National Bancorporation, Inc. (“the Company”) on July 2, 2025 (Item 5.03) with respect to a Certificate of Amendment (the “Certificate of Amendment”) amending and restating Section 7.04 to the Company’s Certificate of Incorporation (the “Amendment”) considered at the Company’s Annual Meeting held May 13, 2025 (the “Annual Meeting”).

The following restates in full Item 5.03 from the July 2, 2025 Form 8-K and Item 9.01 includes the Certificate of Correction with respect to the Amendment and the Previously filed Certificate of Amendment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting, the Company’s shareholders, among other matters, considered the Amendment to the Company’s Certificate of Incorporation. Of the shares of Company common stock voted in person or by proxy, 96.65% voted in favor of approving the Amendment; however, such votes were less than the majority of the outstanding shares of Corporation’s common stock required by the Delaware General Corporation Law Section 242 for an amendment to a certificate of incorporation.

Upon determining that the Amendment was ineffective, the Company filed the Certificate of Correction on July 7, 2025 with the Delaware Secretary of State, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein. The Certificate of Correction states that the Corporation’s Certificate of Amendment was ineffective and withdraws the Certificate of Amendment. Section 7.04 of the Corporation’s Certificate of Incorporation remains in effect unmodified by the proposed Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Correction of Certificate of Amendment of Certificate of Incorporation amending Section 7.04 of the Certificate of Incorporation.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ David A. Hedges
David A. Hedges
President and CEO

Date: July 7, 2025